UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2014

LSI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

On January 22, 2014, LSI Corporation issued a news release regarding its financial results for the quarter and year ended December 31, 2014. A copy of the news release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The news release contains non-GAAP financial information. Management believes that the presentation of non-GAAP net income (loss), non-GAAP gross margin, non-GAAP operating expenses, non-GAAP taxes, and non-GAAP net income (loss) per basic and diluted share provides important supplemental information to management and investors about financial and business trends relating to the company’s results of operations. Management believes that the use of these non-GAAP financial measures also provides consistency and comparability with our past financial reports.

Management has historically used these non-GAAP measures when evaluating operating performance because we believe that the inclusion or exclusion of the items described below provides an additional measure of our core operating results and facilitates comparisons of our core operating performance against prior periods and our business model objectives. We have chosen to provide this information to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate our ongoing core operations. Externally, we believe that these non-GAAP measures continue to be useful to investors in their assessment of our operating performance and their valuation of the company.

Internally, these non-GAAP measures are significant measures used by management for purposes of:

•	evaluating the core operating performance of the company;

•	establishing internal budgets;

•	calculating return on investment for development programs and growth initiatives;

•	comparing performance with internal forecasts and targeted business models;

•	strategic planning;

•	evaluating and valuing potential acquisition candidates and how their operations compare to the company’s operations; and

•	benchmarking performance externally against our competitors.

How we calculate our non-GAAP financial measures

Non-GAAP net income (loss), non-GAAP gross margin, non-GAAP operating expenses, non-GAAP taxes and non-GAAP net income (loss) per basic and diluted share are important to the company for the reasons noted above and exclude the following items:

•	Stock-based compensation. Stock-based compensation relates primarily to LSI stock awards such as stock options and restricted stock units. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are difficult to predict. As a result of this unpredictability, management excludes this item from its internal operating forecasts and models. Management believes that non-GAAP measures adjusted for stock-based compensation provide investors with a basis to measure the company’s core performance against the performance of other companies without the variability created by stock-based compensation.

•

Purchase accounting effect on inventory. This is an acquisition-related charge. It results from marking to fair value an acquired company’s inventory at the time of acquisition. This charge is not factored into management’s evaluation of potential acquisitions or our performance after completion of acquisitions, because it is not related to our core operating performance, and the frequency and amount of this type of charge can vary significantly based on the size and timing of our acquisitions. Excluding this data provides investors with a basis to compare the company against the performance of other companies without this variability.

•	Amortization of acquisition-related intangibles. This relates to purchased technology in acquisitions such as existing technology, patents and trademarks. This charge is not factored into management’s evaluation of potential acquisitions or our performance after completion of acquisitions, because it is not related to our core operating performance, and the frequency and amount of this type of charge can vary significantly based on the size and timing of our acquisitions and the maturities of the businesses being acquired. Excluding this data provides investors with a basis to compare the company against the performance of other companies without this variability.

•	Restructuring of operations and other items, net. This represents charges/losses and gains that are not directly related to the company’s ongoing or core business results. Management regularly excludes such items from internal operating forecasts and models because they are not considered a core operating activity for the company and because the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare the company against the performance of other companies without this variability.

•	Other charges and gains. Other charges and gains consist of gains or losses on investments and certain non-operating gains and losses that occur on an infrequent basis and vary greatly in amount. We do not regularly trade public equity securities nor do we typically use these securities to fund our ongoing operations. Management excludes these items because they do not affect our core operations. Excluding this data provides investors with a basis to compare the company against the performance of other companies without this variability.

•	Non-GAAP income tax expense/benefit. This item represents the additional amount of tax expense or benefit that the company would accrue if it used non-GAAP results instead of GAAP results in the calculation of its tax liability.

We use non-GAAP net income computed as described above as the numerator in the calculation of non-GAAP net income per basic and diluted share. We calculate the basic and diluted share amounts used in the denominator in accordance with GAAP rules, using non-GAAP net income rather than GAAP net income.

Limitations of relying on non-GAAP financial measures

Some of the limitations of relying on non-GAAP financial measures include:

•	Stock-based compensation. LSI’s stock-based incentive plans are important components of our employee incentive compensation arrangements and are reflected in our GAAP results. Stock-based compensation should be considered for a complete view of the costs of our compensation arrangements.

•	Purchase accounting effect on inventory. Acquisitions have been an important part of our business strategy and the corresponding acquisition-related charges reflect the costs of choosing acquisitions as a form of growth strategy.

•	Amortization of acquisition-related intangibles. Acquisitions have been an important part of our business strategy and the corresponding acquisition-related charges reflect the costs of choosing acquisitions as a form of growth strategy.

•	Restructuring of operations and other items, net. This item reflects charges for severance, exit costs associated with leased facilities, asset impairment charges and gains or losses on sales of assets that are no longer strategic. While no longer strategic to the future of the company, such items reflect the costs of decisions made as part of running a business and are critical to a complete view of our historical results.

•	Other charges and gains. These amounts should be included for a complete view of our historical performance even though they are not related to our core operations.

•	Non-GAAP income tax expense/benefit. This item represents the additional amount of tax expense or benefit that the company would accrue if it used non-GAAP results instead of GAAP results in the calculation of its tax liability. The limitation in it is that it does not include the effect of all the items excluded from the non-GAAP financial statements.

All supplemental non-GAAP financial measures should be read in conjunction with the comparable information presented in accordance with generally accepted accounting principles in the United States of America.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News Release issued January 22, 2014.*

*	Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION

By:	/s/ Bryon Look
Bryon Look
Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Date: January 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued January 22, 2014.*

*	Furnished, not filed.